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                                                                    EXHIBIT 10.2

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                                        Dated: November 21, 2006

                               WARRANT TO PURCHASE

                                 COMMON STOCK OF

                           MTI TECHNOLOGY CORPORATION

        This certifies that The Canopy Group, Inc., a Utah corporation, or assigns (collectively, the "HOLDER"), for value received, is entitled to purchase, at the Stock Purchase Price (as defined below), from MTI Technology Corporation, a Delaware corporation (the "COMPANY"), up to that number of fully paid and nonassessable shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), equal to 125,000 (the "WARRANT SHARES").

        This Warrant shall be exercisable at any time, or from time to time, from and after the date hereof through the five-year anniversary of the date hereof (the "EXPIRATION Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly completed and executed, payment pursuant to Section 2 of this Warrant of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, and any documents reasonably requested by the Company to be executed by the Holder, including without limitation a stock purchase agreement, an investors' rights agreement, a right of first refusal and co-sale agreement, and a voting agreement, thereby agreeing to be bound by all obligations and receive all rights thereunder. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant. For purposes of this Warrant, (a) the term "STOCK PURCHASE PRICE" shall mean $0.73.

        1. Exercise; Issuance of Certificates; Acknowledgement. This Warrant is exercisable at the option of the holder of record hereof, at any time, or from time to time, up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) that may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled


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upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Each certificate so delivered shall be in such denominations of the Warrant Shares as may be requested by the Holder hereof and shall be registered in the name of that Holder. In case of a purchase of less than all the Warrant Shares, the Company shall execute and deliver to the Holder within a reasonable time an Acknowledgement in the form attached hereto indicating the number of Warrant Shares which remain subject to this Warrant, if any.

        2. Payment for Shares. The aggregate purchase price for Warrant Shares being purchased hereunder may be paid either (a) by cash or wire transfer of immediately available funds, (b) by surrender of a number of Warrant Shares which have a fair market value equal to the aggregate purchase price of the Warrant Shares being purchased ("NET ISSUANCE") as determined herein, or (c) any combination of the foregoing. If the Holder elects the Net Issuance method of payment, the Company shall issue to Holder upon exercise a number of shares of Warrant Shares determined in accordance with the following formula:



                             X=    Y(A-B)
                                 ----------
                                      A

          where: X =  the number of Warrant Shares to be issued to the Holder;

                 Y = the number of Warrant Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

                 A = the fair market value of one (1) share of the Warrant Shares on the date of exercise; and

                 B =  the Stock Purchase Price.

        No fractional shares arising out of the above formula for determining the number of shares to be issued to the Holder shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the fair market value of one (1) share of the Warrant Shares on the date of exercise. For purposes of the above calculation, the fair market value of one (1) share of the Warrant Shares shall mean the closing bid price of such Common Stock on the Nasdaq Stock Market on the date of exercise.

        3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.


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        4. Adjustment of Stock Purchase Price and Number of Shares. The Stock
Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

               4.1 Subdivisions, Combinations and Dividends. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Stock Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

               4.2 Reclassification. If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

               4.3 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               4.4 Other Notices. If at any time:


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                       (1) the Company shall declare any cash dividend upon its
Common Stock;

                       (2) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other business entity; or

                       (3) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least ten (10) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or public offering, at least ten (10) days' prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

        5. No Dividend Rights. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

        6. Warrant Transferable. Subject to compliance with applicable federal and state securities laws and the transfer restrictions set forth in that certain Amendment No. 2 to Second Waiver and Consent dated as of the date of this Warrant, by and between the Company and the Holder (the "AGREEMENT"), under which this Warrant was issued, this Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon the prior written consent of the Company and, thereafter, upon surrender of this Warrant properly endorsed and in compliance with the provisions of the Agreement. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and by all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company and notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.



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
        7. Lost Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

        8. Modification and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance, and either retroactively or prospectively), only with the written consent of the Company and the Holder.

        9. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Warrant shall be made in writing.

        10. Titles and Subtitles; Governing Law; Venue. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. This Warrant is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the Company and the Holder. All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in Orange County in the State of California, and each of the Company and the Holder hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

                                  MTI TECHNOLOGY CORPORATION

                                  By:  /s/ Todd Williams
                                     -----------------------------------
                                  Name:  Todd Williams
                                  Title: Vice President and Corporate Controller


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                              FORM OF SUBSCRIPTION

                         (To be signed only upon exercise of Warrant)

To:__________________________


        The undersigned, the holder of a right to purchase shares of Common Stock of MTI Technology Corporation (the "COMPANY") pursuant to that certain Warrant to Purchase Common Stock of MTI Technology Corporation (the "WARRANT"), dated as of November 21, 2006, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (_________) shares of Common Stock of the Company and herewith makes payment of _______________________ Dollars ($__________) therefor by the following method:

(Check one of the following):


_______ (check if applicable)       The undersigned hereby elects to make
                                    payment of ______________ Dollars
                                    ($___________) therefor in cash.


_______ (check if applicable)       The undersigned hereby elects to make
                                    payment for the aggregate exercise price of this exercise using the Net Issuance method pursuant to Section 2 of the Warrant.

        The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof and in order to induce the issuance of such securities makes to the Company, as of the date hereof, the representations and warranties set forth in the Amendment No. 2 to Second Waiver and Consent, dated as of November 21, 2006, by and between the Company and The Canopy Group, Inc.

DATED:  ________________

                                  THE CANOPY GROUP, INC.

                                  By:
                                     -----------------------------------
                                  Name:
                                  Its:

                                 ACKNOWLEDGMENT

To:  ________________

        The undersigned hereby acknowledges that as of the date hereof, __________________ (_______) shares of Common Stock remain subject to the right of purchase in favor of The Canopy Group, Inc., pursuant to that certain Warrant to Purchase Common Stock of MTI Technology Corporation, dated as of November 21, 2006.

DATED:  ________________

                                  MTI TECHNOLOGY CORPORATION

                                  By:
                                     -----------------------------------
                                  Name:
                                  Its: